SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2008

MAXXAM INC.
(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-3924
(Commission File Number)

95-2078752
(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 975-7600

Not Applicable
(Former name, former address and
former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Deloitte & Touche LLP

On June 16, 2008, the Audit Committee of the Board of Directors (the “Audit Committee”) of MAXXAM Inc. (the “Company”) approved the dismissal of Deloitte & Touche LLP ("Deloitte"), the Company’s independent registered public accounting firm.

The audit reports of Deloitte on the Company’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The audit report of Deloitte on the Company’s consolidated financial statements as of and for the year ended December 31, 2007 did, however, contain an explanatory paragraph indicating that the uncertainty surrounding the ultimate outcome of the bankruptcy cases of the Company’s forest products subsidiaries (“the “Bankruptcy Cases”) and its effect on the Company, as well as the Company’s operating losses at its remaining subsidiaries, raise substantial doubt about the Company’s ability to continue as a going concern. In addition, the audit report of Deloitte on the Company’s consolidated financial statements as of and for the year ended December 31, 2006 contained an explanatory paragraph indicating, among other things, that the Bankruptcy Cases raise substantial doubt about the ability of the Company and its subsidiaries to realize their timber-related assets and discharge their timber-related liabilities in the normal course of business and to continue as a going concern.

During the years ended December 31, 2007 and 2006 and the subsequent interim period ended March 31, 2008 through June 16, 2008, there were (1) no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of Deloitte, would have caused them to make reference to such disagreements in its report on the Company’s financial statements for such periods, and (2) no reportable events (as defined in Item 304(a)(1)(v) of SEC Regulation S-K).

The Company has provided Deloitte with a copy of this Current Report on Form 8-K and requested that Deloitte furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter from Deloitte to the Securities and Exchange Commission dated as of June 20, 2008 is attached as Exhibit 16.1 to this Current Report.

Appointment of Grant Thornton LLP

On June 16, 2008, the Audit Committee appointed Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm. Such appointment became effective June 20, 2008. During the two most recent fiscal years and the subsequent interim period ended March 31, 2008 and through June 20, 2008, the Company did not consult with Grant Thornton regarding (1) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Grant Thornton provide written or oral advice to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of SEC Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of SEC Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

16.1	Deloitte letter to the Securities and Exchange Commission dated June 20, 2008

[signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.

Date: June 20, 2008	By:	/s/ M. Emily Madison
	Name:	M. Emily Madison
	Title:	Vice President, Finance

EXHIBIT INDEX
Exhibit Number	Description
16.1	Deloitte letter to the Securities and Exchange Commission dated June 20, 2008

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